UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	02/28/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Core Equity Fund

Dreyfus Floating Rate Income Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Core Equity Fund

SEMIANNUAL REPORT February 28, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Core Equity Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2016 through February 28, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally produced flat returns in September. Meanwhile, U.S. government securities began to give back previous gains in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. Stock prices moderated in the weeks before U.S. elections in November, but equity markets subsequently rallied to a series of new highs over the remainder of the reporting period as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

U.S. political developments and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
March 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through February 28, 2017, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, Dreyfus Core Equity Fund’s Class A shares produced a total return of 7.40%, Class C shares returned 7.02%, and Class I shares returned 7.35%.1 For the same period, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a 10.01% total return.2

U.S. equity markets registered strong gains during the reporting period as investors looked forward to more business-friendly tax, regulatory, and fiscal policies from a new presidential administration. While the fund participated in the overall market’s rise, shortfalls in the financials, consumer staples, and health care sectors caused its performance to trail the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on ''blue-chip'' companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies that it considers undervalued in terms of current earnings, assets, or growth prospects.

In addition to direct investments, the fund may invest in securities of foreign companies in the form of U.S.-dollar-denominated American depositary receipts (ADRs).

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3

Markets Surged in the Wake of the U.S. Election

After stumbling through September and October, the Index rebounded over the next four months as burgeoning economic confidence and the prospect of a more pro-growth political agenda drove equities higher. The rally continued through February despite hawkish rhetoric from the Federal Reserve Board, with many investors viewing an impending rate hike as confirmation that the U.S. economy remains on sturdy ground. In the final months of 2016, rising interest-rate and inflation expectations fueled a U.S. dollar advance that saw stocks of more domestically oriented businesses soar. However, market leadership shifted in early 2017, and companies with high international revenue exposure outpaced their more domestic-facing counterparts. The financials sector was the leading segment of the Index for the full reporting period, followed by the information technology and industrials sectors. Only the real estate sector posted negative returns for the Index.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Weighed on Relative Results

The fund’s results lagged the Index over the reporting period, in part due to security selection shortfalls among banks and capital markets companies in the financials sector. Overweighted positions in beverage and personal products companies in the consumer staples sector also were detrimental, offsetting the benefits of an emphasis on tobacco companies. The fund’s holdings in the health care sector detracted further from relative results, primarily due to weakness among pharmaceutical developers, but an underweighted sector allocation provided an ameliorative effect. The largest individual detractors from the fund’s relative performance were Novo Nordisk, Nestlé, Occidental Petroleum, Esteé Lauder, and Exxon Mobil.

Our stock selection in the consumer discretionary sector were the most significantly positive contributors to the fund’s relative performance for the reporting period. Lack of exposure to the interest-rate-sensitive telecommunication services, real estate, and utilities sectors likewise added value, as did overweighted exposure to and strong stock selection in the information technology sector. The largest individual positive contributors to the fund’s results over the reporting period included Apple, JPMorgan Chase & Co., Philip Morris International, Altria Group, and Microsoft.

Stronger Economic Growth Expected

Although secular forces have continued to restrain the global economy’s capacity for rapid expansion, rising consumption, improving profits, and the prospect for some fiscal stimulus are expected to support a modest uptick in U.S. growth in 2017.

As investors navigate a major shift in the U.S. political regime and a return to gradual monetary tightening, we believe that increased volatility may trigger a renewed focus on high-quality companies that tend to be less vulnerable to market fluctuations. The fund’s investment approach emphasizes financially sound companies with stable earnings streams and disciplined capital redeployment policies. These global industry leaders have the scale and financial resources to pursue their growth initiatives and protect their margins as labor and borrowing costs rise. Furthermore, sustainable cash flows and lower debt levels may enable these companies to maintain or increase payouts to shareholders without harming their balance sheets, offering a degree of protection under adverse market conditions.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.
3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels. There can be no guarantee that the fund will generate any specific level of distributions annually.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2016 to February 28, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2017

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.94	$10.78	$5.66
Ending value (after expenses)	$1,074.00	$1,070.20	%1,073.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2017

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.76	$10.49	$5.51
Ending value (after expenses)	$1,018.10	$1,014.38	$1,019.34

†  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

February 28, 2017 (Unaudited)

Common Stocks - 98.9%	Shares		Value ($)
Banks - 5.0%
JPMorgan Chase & Co.	67,425		6,110,053
Wells Fargo & Co.	53,475		3,095,133
			9,205,186
Capital Goods - 1.0%
United Technologies	16,975		1,910,536
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	43,270		2,473,313
Consumer Services - 1.3%
McDonald's	18,075		2,307,274
Diversified Financials - 8.1%
American Express	38,950		3,118,337
BlackRock	12,400		4,804,504
Intercontinental Exchange	42,300		2,416,599
S&P Global	17,800		2,304,566
State Street	29,100		2,319,561
			14,963,567
Energy - 8.9%
Chevron	43,500		4,893,750
ConocoPhillips	62,275		2,962,422
Exxon Mobil	73,060		5,941,239
Occidental Petroleum	40,500		2,654,775
			16,452,186
Food & Staples Retailing - 1.5%
Walgreens Boots Alliance	32,425		2,800,872
Food, Beverage & Tobacco - 20.1%
Altria Group	99,375		7,445,175
Anheuser-Busch InBev, ADR	14,100		1,543,809
Coca-Cola	135,725		5,695,021
Constellation Brands, Cl. A	9,650		1,532,517
Nestle, ADR	60,655		4,469,667
PepsiCo	33,950		3,747,401
Philip Morris International	116,600		12,750,210
			37,183,800
Health Care Equipment & Services - 3.2%
Abbott Laboratories	64,275		2,897,517
Intuitive Surgical	1,500	[a]	1,105,500

6

Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 3.2% (continued)
UnitedHealth Group	11,700		1,934,946
			5,937,963
Household & Personal Products - 3.2%
Estee Lauder, Cl. A	42,300		3,504,555
Procter & Gamble	25,700		2,340,499
			5,845,054
Insurance - 3.1%
Chubb	41,550		5,740,963
Materials - 1.5%
Praxair	23,050		2,736,266
Media - 6.4%
Comcast, Cl. A	123,700		4,628,854
Twenty-First Century Fox, Cl. A	87,750		2,625,480
Walt Disney	40,850		4,497,176
			11,751,510
Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
AbbVie	57,050		3,527,972
Celgene	13,500	[a]	1,667,385
Gilead Sciences	1,700		119,816
Novo Nordisk, ADR	83,175		2,938,573
Roche Holding, ADR	116,925		3,556,858
			11,810,604
Semiconductors & Semiconductor Equipment - 4.0%
ASML Holding	17,725	[b]	2,156,955
Texas Instruments	69,200		5,302,104
			7,459,059
Software & Services - 15.2%
Alphabet, Cl. C	6,830	[a]	5,622,524
Automatic Data Processing	10,260		1,052,881
Facebook, Cl. A	58,950	[a]	7,990,083
Microsoft	108,880		6,966,142
Oracle	44,025		1,875,025
VeriSign	5,750	[a,b]	474,203
Visa, Cl. A	47,300		4,159,562
			28,140,420
Technology Hardware & Equipment - 5.5%
Apple	74,775		10,243,427
Transportation - 3.2%
Canadian Pacific Railway	20,525		3,027,027

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Transportation - 3.2% (continued)
Union Pacific	25,775		2,782,154
			5,809,181
Total Common Stocks (cost $90,611,268)			182,771,181
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,705,683)	1,705,683	[c]	1,705,683
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $1,112,950)	1,112,950	[c]	1,112,950
Total Investments (cost $93,429,901)	100.4%		185,589,814
Liabilities, Less Cash and Receivables	(.4%)		(808,456)
Net Assets	100.0%		184,781,358

ADR—American Depository Receipt

aNon-income producing security.
bSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $1,083,589 and the value of the collateral held by the fund was $1,112,950.
cInvestment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	20.1
Software & Services	15.2
Energy	8.9
Diversified Financials	8.1
Pharmaceuticals, Biotechnology & Life Sciences	6.4
Media	6.4
Technology Hardware & Equipment	5.5
Banks	5.0
Semiconductors & Semiconductor Equipment	4.0
Health Care Equipment & Services	3.2
Household & Personal Products	3.2
Transportation	3.2
Insurance	3.1
Money Market Investments	1.5
Food & Staples Retailing	1.5
Materials	1.5
Consumer Durables & Apparel	1.3
Consumer Services	1.3
Capital Goods	1.0
100.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,083,589)—Note 1(b):
Unaffiliated issuers	90,611,268	182,771,181
Affiliated issuers	2,818,633	2,818,633
Cash		1,427
Dividends and securities lending income receivable		321,941
Receivable for investment securities sold		301,793
Receivable for shares of Common Stock subscribed		8,758
		186,223,733
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		226,623
Liability for securities on loan—Note 1(b)		1,112,950
Payable for shares of Common Stock redeemed		100,848
Accrued expenses		1,954
		1,442,375
Net Assets ($)		184,781,358
Composition of Net Assets ($):
Paid-in capital		78,853,046
Accumulated distributions in excess of investment income—net		(8,528)
Accumulated net realized gain (loss) on investments		13,776,927
Accumulated net unrealized appreciation (depreciation) on investments		92,159,913
Net Assets ($)		184,781,358

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	71,185,050	76,532,665	37,063,643
Shares Outstanding	4,022,237	4,441,061	2,036,147
Net Asset Value Per Share ($)	17.70	17.23	18.20

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $7,677 foreign taxes withheld at source):
Unaffiliated issuers	2,006,350
Affiliated issuers	3,136
Income from securities lending—Note 1(b)	2,878
Total Income	2,012,364
Expenses:
Management fee—Note 3(a)	1,042,174
Distribution/Service Plan fees—Note 3(b)	492,539
Directors’ fees—Note 3(a,c)	8,199
Loan commitment fees—Note 2	2,584
Total Expenses	1,545,496
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(8,199)
Net Expenses	1,537,297
Investment Income—Net	475,067
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,012,176
Net unrealized appreciation (depreciation) on investments	(4,883,197)
Net Realized and Unrealized Gain (Loss) on Investments	12,128,979
Net Increase in Net Assets Resulting from Operations	12,604,046

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	475,067	1,937,045
Net realized gain (loss) on investments	17,012,176	22,650,297
Net unrealized appreciation (depreciation) on investments	(4,883,197)	(3,156,643)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,604,046	21,430,699
Distributions to Shareholders from ($):
Investment income—net:
Class A	(376,775)	(1,039,120)
Class C	(111,494)	(496,651)
Class I	(239,491)	(703,687)
Net realized gain on investments:
Class A	(9,198,709)	(12,546,421)
Class C	(10,379,879)	(15,041,329)
Class I	(4,672,850)	(7,217,544)
Total Distributions	(24,979,198)	(37,044,752)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,251,999	5,260,014
Class C	6,230,056	9,379,891
Class I	10,225,679	10,172,399
Distributions reinvested:
Class A	7,666,915	10,842,835
Class C	5,128,975	7,299,775
Class I	3,152,970	5,340,089
Cost of shares redeemed:
Class A	(10,849,172)	(23,575,399)
Class C	(18,579,780)	(29,047,892)
Class I	(14,115,674)	(28,808,451)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,888,032)	(33,136,739)
Total Increase (Decrease) in Net Assets	(21,263,184)	(48,750,792)
Net Assets ($):
Beginning of Period	206,044,542	254,795,334
End of Period	184,781,358	206,044,542
Undistributed (distributions in excess of) investment income—net	(8,528)	244,165

12

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	134,411	278,971
Shares issued for distributions reinvested	472,042	585,911
Shares redeemed	(618,129)	(1,259,246)
Net Increase (Decrease) in Shares Outstanding	(11,676)	(394,364)
Class C
Shares sold	390,065	518,402
Shares issued for distributions reinvested	324,455	403,745
Shares redeemed	(1,074,699)	(1,576,547)
Net Increase (Decrease) in Shares Outstanding	(360,179)	(654,400)
Class I
Shares sold	569,339	534,340
Shares issued for distributions reinvested	188,756	281,471
Shares redeemed	(782,914)	(1,494,359)
Net Increase (Decrease) in Shares Outstanding	(24,819)	(678,548)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended February 28, 2017 (Unaudited)
		Year Ended August 31,
Class A Shares		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.01	20.27	23.04	19.66	18.54	16.47
Investment Operations:
Investment income—net[a]	.07	.21	.26	.26	.30	.23
Net realized and unrealized gain (loss) on investments	1.11	1.71	(1.67)	3.67	1.09	2.15
Total from Investment Operations	1.18	1.92	(1.41)	3.93	1.39	2.38
Distributions:
Dividends from investment income—net	(.10)	(.24)	(.26)	(.29)	(.27)	(.31)
Dividends from net realized gain on investments	(2.39)	(2.94)	(1.10)	(.26)	-	-
Total Distributions	(2.49)	(3.18)	(1.36)	(.55)	(.27)	(.31)
Net asset value, end of period	17.70	19.01	20.27	23.04	19.66	18.54
Total Return (%)[b]	7.40[c]	10.07	(6.60)	20.28	7.57	14.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35[d]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	.77[d]	1.13	1.18	1.21	1.53	1.28
Portfolio Turnover Rate	2.71[c]	4.06	10.31	.62	7.63	.65
Net Assets, end of period ($ x 1,000)	71,185	76,704	89,744	131,033	176,742	185,523

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

14

	Six Months Ended February 28, 2017 (Unaudited)
		Year Ended August 31,
Class C Shares		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.56	19.85	22.58	19.28	18.19	16.13
Investment Operations:
Investment income—net[a]	.00[b]	.07	.09	.10	.15	.09
Net realized and unrealized gain (loss) on investments	1.09	1.68	(1.63)	3.59	1.08	2.10
Total from Investment Operations	1.09	1.75	(1.54)	3.69	1.23	2.19
Distributions:
Dividends from investment income—net	(.03)	(.10)	(.09)	(.13)	(.14)	(.13)
Dividends from net realized gain on investments	(2.39)	(2.94)	(1.10)	(.26)	-	-
Total Distributions	(2.42)	(3.04)	(1.19)	(.39)	(.14)	(.13)
Net asset value, end of period	17.23	18.56	19.85	22.58	19.28	18.19
Total Return (%)[c]	7.02[d]	9.27	(7.31)	19.35	6.83	13.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11[e]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10[e]	2.10	2.10	2.10	2.10	2.10
Ratio of net investment income to average net assets	.02[e]	.38	.43	.46	.78	.54
Portfolio Turnover Rate	2.71[d]	4.06	10.31	.62	7.63	.65
Net Assets, end of period ($ x 1,000)	76,533	89,127	108,287	140,690	147,544	144,658

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended February 28, 2017 (Unaudited)
		Year Ended August 31,
Class I Shares		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.51	20.72	23.53	20.07	18.92	16.81
Investment Operations:
Investment income—net[a]	.09	.27	.33	.32	.35	.28
Net realized and unrealized gain (loss) on investments	1.11	1.75	(1.72)	3.74	1.12	2.20
Total from Investment Operations	1.20	2.02	(1.39)	4.06	1.47	2.48
Distributions:
Dividends from investment income—net	(.12)	(.29)	(.32)	(.34)	(.32)	(.37)
Dividends from net realized gain on investments	(2.39)	(2.94)	(1.10)	(.26)	-	-
Total Distributions	(2.51)	(3.23)	(1.42)	(.60)	(.32)	(.37)
Net asset value, end of period	18.20	19.51	20.72	23.53	20.07	18.92
Total Return (%)[b]	7.35[b]	10.39	(6.39)	20.56	7.83	14.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10[c]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.03[c]	1.38	1.43	1.45	1.78	1.57
Portfolio Turnover Rate	2.71[b]	4.06	10.31	.62	7.63	.65
Net Assets, end of period ($ x 1,000)	37,064	40,213	56,764	83,389	73,915	69,970

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

18

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2017 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	165,078,292	-	-	165,078,292
Equity Securities - Foreign Common Stocks†	17,692,889	-	-	17,692,889
Registered Investment Companies	2,818,633	-	-	2,818,633

† See Statement of Investments for additional detailed categorizations.

At February 28, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2017, The Bank of

20

New York Mellon earned $544 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2017 were as follows:

Affiliated Investment Company	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 2/28/2017 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	443,916	9,217,731	9,661,647	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,782,566	23,129,701	23,206,584	1,705,683.9
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	10,997,164	9,884,214	1,112,950.6
Total	2,226,482	43,344,596	42,752,445	2,818,633	1.5

† During the period ended February 28, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2016 was as follows: ordinary income $2,318,695 and long-term capital gains $34,726,057. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-

22

interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended February 28, 2017, fees reimbursed by Dreyfus amount to $8,199.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended February 28, 2017, the Distributor retained $1,310 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2017, Class A and Class C shares were charged $90,132 and $301,805, respectively, pursuant to their Distribution Plans. During the period ended February 28, 2017, Class C shares were charged $100,602 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $155,226, Distribution Plans fees $57,916 and Service Plan fees $14,749, which are offset against an expense reimbursement currently in effect in the amount of $1,268.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2017, amounted to $5,104,763 and $38,765,867, respectively.

At February 28, 2017, accumulated net unrealized appreciation on investments was $92,159,913, consisting of $92,501,677 gross unrealized appreciation and $341,764 gross unrealized depreciation.

At February 28, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or the Sub-Adviser the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking lowest in the Performance Group for several of the periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board discussed with representatives of Dreyfus and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. They discussed, among other matters, plans for continued management focus on ways to improve the fund’s performance. The Board members took into consideration that the Subadviser is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality, “mega-cap” companies, a strategy that has been out of favor for some time. The Subadviser’s considerable reputation, based on following this investment approach, was also was considered.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board took into consideration that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. The Board also considered that the fund appeared to be the only unitary fee fund in the Expense Group.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

26

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through October 4, 2017.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements through October 4, 2017.

28

NOTES

29

For More Information

Dreyfus Core Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLTSX Class C: DPECX Class I: DPERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0047SA0217

Dreyfus Floating Rate Income Fund

SEMIANNUAL REPORT February 28, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Floating Rate Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Floating Rate Income Fund, covering the six-month period from September 1, 2016 through February 28, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally produced flat returns in September. Meanwhile, U.S. government securities began to give back previous gains in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. Stock prices moderated in the weeks before U.S. elections in November, but equity markets subsequently rallied to a series of new highs over the remainder of the reporting period as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

U.S. political developments and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

March 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through February 28, 2017, as provided by the fund’s Primary Portfolio Managers, William Lemberg and Chris Barris of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, Dreyfus Floating Rate Income Fund’s Class A shares produced a total return of 2.88%, Class C shares returned 2.53%, Class I shares returned 3.05%, and Class Y shares returned 3.08%.1 The fund’s benchmark, The S&P/LSTA Leveraged Loan Index (the “Index”), produced a total return of 4.24% for the same period.2

Floating-rate loans produced strong returns over the reporting period amid rising interest rates and robust investor demand. The fund lagged its benchmark, as the market rally was led mainly by lower-rated loans in which the fund maintained an underweight position.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments effectively should enable the fund to achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries, and structures while seeking to mitigate credit risk. Fundamental analysis is complemented by our macroeconomic outlook as it relates to observed default trends, performance drivers, and capital market liquidity. We seek to mitigate credit risk through a disciplined approach to credit investment selection and evaluation.

Interest Rates Climbed in Post-Election Trading

Near the start of the reporting period, encouraging global economic data and better-than-expected corporate profits helped boost investors’ risk appetites, driving yields of longer-term, high-quality bonds higher. In addition, investors began to anticipate that the Federal Reserve Board (the “Fed”) would raise short-term interest rates, as indeed it did in December.

Longer-term interest rates continued to rise in October as political uncertainty intensified in advance of U.S. elections. After the election, yields of high-quality bonds climbed more sharply in anticipation of stronger economic growth stemming from expected changes in U.S. fiscal, tax, and regulatory policies. Longer-term interest rates moderated to a degree over the first two months of 2017 when investors recognized that proposed policy changes would take time and political capital to enact.

Floating-rate loans fared well compared to their fixed-income counterparts as their yields typically were reset at higher rates without a corresponding price decline. In addition, floating-rate loan prices were supported by robust demand from investors seeking more competitive total rates of return than most fixed-rate bonds could provide in a rising interest-rate environment.

Short Duration Position Bolstered Fund’s Relative Results

Although the fund participated significantly in the Index’s solidly positive return over the reporting period, relative performance was constrained by a bias toward higher-quality loans at a time when the market was led by lower-quality instruments, including loans with CCC credit

DISCUSSION OF FUND PERFORMANCE (continued)

ratings, distressed loans, and nonperforming loans. Underweighted exposure to CCC-rated, second-lien loans to companies in the energy and metals-and-mining sectors particularly weighed on relative results.

The fund achieved better results from other strategies. Underweighted positions in loans to retailers helped support relative performance when the sector was hurt by declining mall traffic and intensifying competition from online sellers. Likewise, the fund benefited from underweighted exposure to the health care sector, which struggled with uncertainty over efforts to repeal the Affordable Care Act and controversy surrounding high drug prices.

Adopting a More Constructive Investment Posture

We remain optimistic regarding the prospects for floating-rate loans. The Fed currently is expected to implement additional short-term interest-rate hikes over the remainder of 2017, and investors have continued to anticipate that more business-friendly government policies will produce higher levels of economic growth. Consequently, investor demand should remain robust. However, we also are aware that unexpected economic or political disappointments could derail the market rally, and we intend to monitor market conditions carefully.

As of the reporting period’s end, we have adopted a more constructive investment posture in an effort to participate more fully in the ongoing market rally. We have reduced the fund’s exposure to BB-rated loans, which are at the higher end of the market’s credit-quality spectrum. In turn, we have increased the fund’s overweighted exposure to B-rated loans, and we have established a more moderately underweighted position among CCC-rated loans. From a sector allocation perspective, we have maintained underweighted exposure to the retailing and health care industry groups, but we have increased the fund’s holdings of loans to the energy and metals-and-mining sectors. We have also maintained our overweight position to services, automotive, telecommunications, chemicals and transportation companies.

March 15, 2017

Floating-rate loans are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through January 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Lipper Inc. — The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Floating Rate Income Fund from September 1, 2016 to February 28, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.28	$9.04	$4.03	$3.78
Ending value (after expenses)	$1,028.80	$1,025.30	$1,030.50	$1,030.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.26	$9.00	$4.01	$3.76
Ending value (after expenses)	$$1,019.59	$1,015.87	$1,020.83	$1,021.08

†  Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .80% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2017 (Unaudited)

Bonds and Notes - 9.0%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Certificates - .4%
Octagon Investment Partners 27, Ser. 2016-1A, Cl. E		7.98	7/15/27	750,000	[b,c]	753,280
Sound Point Clo XII, Ser. 2016-2A, Cl. E		7.28	10/20/28	2,000,000	[b,c]	1,996,022
					2,749,302
Automotive - .3%
IHO Verwaltungs, Sr. Scd. Bonds		4.13	9/15/21	2,000,000	[c]	2,025,600
Cable & Satellite Television - 1.0%
Altice Financing, Sr. Scd. Notes		6.63	2/15/23	2,550,000	[c]	2,690,250
Cablevision Systems, Sr. Unscd. Notes		7.75	4/15/18	1,200,000		1,263,000
GLP Capital LP / GLP Financing II, Gtd. Notes		4.88	11/1/20	1,200,000		1,266,000
Numericable-SFR, Sr. Scd. Bonds		6.00	5/15/22	2,025,000	[c]	2,108,531
					7,327,781
Chemicals & Plastics - .2%
INEOS Group Holdings, Scd. Notes		5.88	2/15/19	1,200,000	[c]	1,217,628
Collateralized Loan Obligations - 1.3%
ALM, Ser. 2015-12A, Cl. D		6.38	4/16/27	1,000,000	[b,c]	996,183
Arrowpoint, Ser. 2015-4A, Cl. D		5.38	4/18/27	2,000,000	[b,c]	2,008,859
Cadogan Square, Ser.1, Cl. E	EUR	4.56	2/1/22	800,000	[b]	858,904
Highbridge Loan Management, Ser. 6A-2015, Cl. E2		7.11	5/5/27	1,000,000	[b,c]	1,000,802
LightPoint Pan-European, Ser. 2007-1X, Cl. E	EUR	5.32	2/5/26	831,699	[b]	884,502
Neuberger Berman, Ser. 2016-21A, Cl. D		5.83	4/20/27	1,500,000	[b,c]	1,520,258
York, Ser. 2014-1A, Cl. D		4.98	1/22/27	1,500,000	[b,c]	1,500,774
York, Ser. 2014-1A, Cl. E		6.33	1/22/27	1,500,000	[b,c]	1,446,369
					10,216,651
Consumer Discretionary - .5%
International Game Technology, Sr. Scd. Notes		6.50	2/15/25	2,000,000	[c]	2,195,000
Scientific Games International, Gtd. Notes		10.00	12/1/22	1,500,000		1,597,500
					3,792,500
Containers & Glass Products - .3%
Ardagh Packaging Finance, Gtd. Notes		6.75	1/31/21	100,000	[c]	104,180
Ardagh Packaging Finance, Sr. Scd. Notes		4.29	5/15/21	1,750,000	[b,c]	1,800,313
					1,904,493

Bonds and Notes - 9.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Electronics & Electrical Equipment - .3%
Diamond 1 Finance, Sr. Scd. Notes	4.42	6/15/21	2,200,000	[c]	2,310,783
Energy - 1.5%
CVR Refining/Coffeyville Finance, Gtd. Notes	6.50	11/1/22	1,860,000		1,887,900
EP Energy/Everst Acquisition Finance, Scd. Notes	8.00	2/15/25	1,400,000	[c]	1,366,750
Gulfport Energy, Sr. Unscd. Notes	6.00	10/15/24	2,000,000	[c]	2,000,000
Noble Holding International, Gtd. Notes	7.75	1/15/24	2,000,000		1,950,000
Rice Energy, Gtd. Notes	6.25	5/1/22	2,000,000		2,050,000
Whiting Petroleum, Gtd. Notes	5.75	3/15/21	2,000,000		2,000,000
				11,254,650
Financials - .9%
Icahn Enterprises, Sr. Unscd. Notes	6.25	2/1/22	2,000,000	[c]	2,070,000
Park Aerospace Holdings, Gtd. Notes	5.50	2/15/24	2,630,000	[c]	2,752,163
Park Aerospace Holdings, Sr. Unscd. Notes	5.25	8/15/22	370,000	[c]	386,188
Quicken Loans, Gtd. Notes	5.75	5/1/25	2,000,000	[c]	1,980,000
				7,188,351
Food & Drug Retail - .2%
Rite Aid, Gtd. Notes	6.75	6/15/21	1,500,000		1,564,863
Health Care - .4%
HCA, Sr. Scd. Notes	3.75	3/15/19	375,000		385,313
Tenet Healthcare, Sr. Scd. Bonds	4.46	6/15/20	2,500,000	[b]	2,543,750
				2,929,063
Lodging & Casinos - .1%
MGM Resorts International, Gtd. Notes	6.63	12/15/21	1,000,000		1,118,750
Materials - .7%
Ard Finance, Sr. Scd. Bonds	7.13	9/15/23	3,000,000	[c]	3,138,750
Hudbay Minerals, Gtd. Notes	7.63	1/15/25	325,000	[c]	356,688
Teck Resources, Gtd. Notes	6.25	7/15/41	2,000,000		2,085,000
				5,580,438
Radio & Television - .2%
DISH DBS, Gtd. Notes	5.13	5/1/20	1,200,000		1,254,000
Telecommunications - .4%
Sprint, Gtd. Notes	7.88	9/15/23	2,000,000		2,230,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 9.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - .4% (continued)
T-Mobile USA, Gtd. Notes	6.25	4/1/21	850,000		881,875
				3,111,875
Utilities - .3%
Dynegy, Gtd. Notes	6.75	11/1/19	2,525,000		2,613,375
Total Bonds and Notes (cost $66,917,662)			68,160,103
Floating Rate Loan Interests - 81.2%
Aerospace & Defense - 1.6%
American Airlines, 2015 New Term Loan	3.55	6/27/20	972,650	[b]	978,866
American Airlines, 2015 Term Loan	3.79	10/10/21	1,960,000	[b]	1,971,976
BE Aerospace, Term Loan	4.05	12/16/21	425,000	[b]	427,788
Consolidated Precision Products, First Lien Term B-3 Loan	4.50	12/28/19	977,068	[b]	965,666
Engility, Tranche B-1 Term Loan	5.29	8/4/20	316,875	[b]	319,896
Engility, Tranche B-2 Term Loan	5.79	8/4/23	335,294	[b]	339,611
SI Organization, First Lien Initial Term Loan	5.80	11/23/19	1,436,278	[b]	1,454,907
Standard Aero Holdings, Initial Term Loan	5.25	6/24/22	1,333,125	[b]	1,345,790
TransDigm, Tranche F Term Loan	4.02	6/9/23	2,566,470	[b]	2,583,422
US Security Associates Holdings, Initial Term Loan	6.02	6/21/23	1,546,125	[b]	1,569,317
				11,957,239
Air Transport - .5%
Air Canada, Term Loan	3.50	9/21/23	1,300,000	[b]	1,313,410
Sabre Holdings, Term B Loan	4.05	2/19/19	1,816,287	[b]	1,833,596
United AirLines, Class B Term Loan	3.50	4/1/19	483,668	[b]	486,822
				3,633,828
Automotive - 4.7%
American Tire Distributors, Initial Term Loan	5.25	9/24/21	3,402,850	[b]	3,395,772
Dealer Tire, Term Loan	4.79	12/22/21	1,470,066	[b,d]	1,495,792
Dexter Axle, Tranche B-1 Term Loan	6.25	12/30/22	522,691	[b]	526,394
Federal-Mogul, Tranche C Term Loan	4.77	4/15/21	7,575,625	[b]	7,511,914
FPC Holdings, First Lien Initial Term Loan	5.25	11/19/19	3,920,130	[b]	3,710,403
FPC Holdings, Second Lien Initial Term Loan	9.25	5/19/20	1,310,000	[b]	1,168,363
Gates Global, Initial Dollar Term Loan	4.25	6/11/21	4,727,554	[b]	4,738,072

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Automotive - 4.7% (continued)
KAR Auction Services, Term Loan B3		4.55	3/4/23	471,438	[b]	478,068
Key Safety Systems, Initial Term Loan		5.55	7/23/21	1,394,077	[b]	1,412,025
Midas Intermediate Holdco II, Closing Date Term Loan		4.50	8/18/21	1,463,800	[b]	1,476,001
MPG Holdco I, Initial Term Loan		3.79	10/20/21	2,521,056	[b]	2,526,010
TI Group Automotive Systems, Term Loan		3.79	6/30/22	3,530,625	[b]	3,553,433
US Farathane, Incremental Term Loan		5.80	12/23/21	2,445,071	[b]	2,481,747
Visteon, Initial Term Loan		3.75	4/9/21	1,166,667	[b]	1,180,159
					35,654,153
Beverages & Tobacco - .6%
AdvancePierre Foods, Term Loan		4.05	5/26/23	936,373	[b]	950,493
Keurig Green Mountain, Term B Loan	EUR	5.00	2/9/23	1,835,434	[b]	1,982,824
Keurig Green Mountain, Tranche A Term Loan		3.00	3/3/21	536,250	[b]	536,473
Landry's, Term Loan		4.26	9/21/23	1,400,000	[b]	1,417,353
					4,887,143
Building & Development - 1.3%
American Builders & Contractors Supply, Term Loan		3.78	9/23/23	650,000	[b]	656,500
Capital Automotive, Tranche B-1 Term Loan		4.02	4/10/19	1,408,887	[b]	1,425,400
CHI Overhead Doors, Term Loan		4.25	7/29/22	2,500,000	[b]	2,505,212
Foncia Groupe, Tranche B Senior Facility Loan	EUR	4.25	7/28/23	1,482,447	[b]	1,595,634
Jeld-Wen, Term Loan		4.78	7/1/22	115,098	[b]	116,129
SRS Distribution, Tranche B-1 Term Loan		5.25	8/25/22	3,287,100	[b]	3,340,516
					9,639,391
Business Equipment & Services - 4.4%
AlixPartners, Refinancing Term Loan		4.01	7/28/22	2,636,891	[b]	2,667,031
Allied Universal Holdco, Delayed Draw Term Loan		5.53	7/28/22	154,172	[b]	155,456
Allied Universal Holdco, Incremental Term Loan		5.53	7/28/22	2,240,317	[b]	2,258,978
Americold Realty Operating Partnership, Initial Term Loan		4.79	12/1/22	620,242	[b]	631,096
BMC Software Finance, Term Loan		5.05	9/10/20	2,324,367	[b]	2,339,929
Camelot US Acquisition I, Initial Term Loan		4.75	9/15/23	997,500	[b]	1,010,488
Cast & Crew Payroll, First Lien Term Loan		5.05	8/3/22	646,725	[b]	649,687

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Business Equipment & Services - 4.4% (continued)
DTZ US Borrower, First Lien Term Loan	4.25	11/4/21	2,443,979	[b]	2,462,444
GCA Services Group, Term Loan	5.80	2/22/23	443,010	[b]	448,638
Hyland Software, First Lien Term Loan	4.75	7/1/22	1,070,614	[b]	1,087,342
Kronos, First Lien Initial Term Loan	5.03	10/20/23	3,450,000	[b]	3,495,988
Mitchell International, First Lien Initial Term Loan	4.52	10/1/20	3,051,200	[b]	3,076,006
Mitchell International, Second Lien Initial Term Loan	8.52	10/11/21	500,000	[b]	502,033
On Assignment, Tranche B-1 Term Loan	3.78	6/3/22	1,590,303	[b]	1,602,230
Outerwall, First Lien Tranche B Term Loan	5.25	9/26/23	623,438	[b]	630,355
Outerwall, Second Lien Tranche B Term Loan	9.75	9/26/24	750,000	[b]	758,126
PGX Holdings, First Lien Term B Loan	5.75	9/24/20	2,831,438	[b]	2,835,870
Press Ganey Holdings, Second Lien Initial Term Loan	8.25	9/30/24	600,000	[b]	612,000
Primeline Utility Services, Initial Term Loan	6.53	11/14/22	2,690,310	[b]	2,725,620
Sabre GLBL, Tranche B Term Loan	2.75	2/16/24	2,500,000	[b]	2,524,612
Travel Leaders Group, Term Loan	6.02	1/19/24	700,000	[b]	710,938
USIC Holdings, First Lien Initial Term Loan	4.75	12/31/23	600,000	[b]	605,253
				33,790,120
Cable & Satellite Television - .3%
Midcontinent Communications, Tranche B Term Loan	3.45	11/29/23	575,000	[b]	579,313
SFR Group, Term Loan	5.27	1/8/24	1,334,913	[b]	1,349,810
				1,929,123
Chemicals & Plastics - 4.0%
AgroFresh, Term Loan	5.78	7/31/21	1,925,564	[b,d]	1,870,204
Allnex Sarl, Tranche B-2 Term Loan	5.00	6/2/23	1,792,028	[b]	1,812,189
Allnex USA , Tranche B-3 Term Loan	5.00	4/17/23	1,350,097	[b]	1,365,285
Colouroz Midco, Second Lien Term Loan	8.25	9/5/22	1,142,857	[b]	1,146,434
Cyanco Intermediate, Initial Term Loan	5.53	5/1/20	2,126,258	[b]	2,135,561
Duke Finance, First Lien Term B Loan	7.04	10/28/21	2,186,389	[b]	2,190,936
Ineos, Term Loan	3.80	12/15/20	2,917,850	[b]	2,927,202
Ineos Styrolution US Holding, First Lien Term Loan	4.75	9/30/21	934,337	[b]	943,680

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Chemicals & Plastics - 4.0% (continued)
Ineos US Finance, Term Loan		2.75	3/31/22	1,838,383	[b]	1,850,452
Omnova Solutions, Tranche B-2 Term Loan		5.30	8/17/23	1,895,250	[b]	1,911,833
Orion Engineered Carbons, Initial Euro Term Loan	EUR	3.75	7/25/21	731,194	[b]	789,694
Road Infrastructure Investment Holdings, First Lien Term Loan		5.00	6/9/23	2,867,812	[b]	2,888,819
Solenis International, Initial Euro Term Loan	EUR	4.50	7/2/21	1,466,250	[b]	1,586,999
Solenis International, Second Lien Initial Term Loan		7.78	7/2/22	2,250,000	[b]	2,232,653
Trinseo Materials Operating, Term Loan B		4.28	11/5/21	2,221,804	[b]	2,247,500
Tronox Pigments, New Term Loan		4.54	3/19/20	2,617,121	[b]	2,640,231
					30,539,672
Clothing/Textiles - .4%
ABG Intermediate Holdings 2, First Lien Term Loan		5.55	5/27/21	976,945	[b]	989,157
Varsity Brands, Term Loan		5.00	12/10/21	1,813,000	[b]	1,844,501
					2,833,658
Conglomerates - .1%
Columbus McKinnon Corporation, Initial Term Loan		4.00	1/19/24	625,000	[b]	630,081
Consumer Discretionary - 7.8%
Bass Pro Group, Asset-Sale Term Loan		5.75	5/15/18	500,000	[b]	501,250
Bass Pro Group, Initial Term Loan		6.00	11/5/23	2,356,000	[b]	2,268,145
Beacon Roofing Supply, Initial Term Loan		3.75	10/1/22	1,994,949	[b]	2,009,293
BJ's Wholesale Club, Tranche B Term Loan		4.77	1/26/24	450,000	[b]	447,415
Boyd Gaming, Tranche B-2 Term Loan		3.99	8/16/23	995,000	[b]	1,007,617
CH Hold Corp, Delayed Draw Term Loan		4.03	2/1/24	22,727	[b]	22,997
CH Hold Corp, First Lien Term Loan		4.03	2/1/24	227,273	[b]	229,972
CH Hold Corp, Second Lien Term Loan		8.28	1/26/22	175,000	[b]	178,500
Charter Communications Operating, Tranche E-1 Term Loan		3.04	7/1/20	1,974,437	[b]	1,986,225
Charter Communications Operating, Tranche H-1 Term Loan		3.00	8/24/21	496,250	[b]	498,917
Charter Communications Operating, Tranche I-1 Term Loan		3.25	1/15/24	1,017,313	[b]	1,025,125
ClubCorp Club Operations, Term Loan		4.25	12/15/22	2,518,088	[b]	2,539,328
Comfort Holding, Term Loan		5.78	2/2/24	2,750,000	[b]	2,762,897
CSC Holdings, Tranche B Term Loan		4.02	10/11/24	1,246,875	[b]	1,261,937

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Consumer Discretionary - 7.8% (continued)
CWGS Group, Tranche B Term Loan	4.78	11/3/23	3,150,000	[b]	3,182,681
Gray Television, Tranche B Term Loan	3.54	2/2/24	1,750,000	[b]	1,768,051
Hilton Worldwide Finance, Series B-2 Term Loan	3.55	10/25/23	1,133,178	[b]	1,140,737
Innovative XCessories & Services, Term Loan	5.80	11/23/22	4,050,000	[b]	4,095,562
Ion Media Networks, Term B Loan	4.55	12/18/20	3,400,000	[b]	3,455,250
Mediacom Illinois, Tranche K Term Loan	3.27	1/19/24	2,100,000	[b]	2,113,125
Mission Broadcasting, Tranche B Term Loan	4.03	9/26/23	113,060	[b]	114,967
Nexstar Broadcasting, Tranche B Term Loan	4.03	9/26/23	1,268,780	[b]	1,290,190
Oak Parent, Term Loan	5.54	10/26/23	2,284,557	[b]	2,304,547
Scientific Games International, Tranche B-3 Term Loan	5.04	10/1/21	3,444,699	[b]	3,503,552
Serta Simmons Bedding, First Lien Initial Term Loan	4.53	10/20/23	3,300,000	[b]	3,319,470
Serta Simmons Bedding, Second Lien Initial Term Loan	9.03	10/21/24	2,300,000	[b]	2,353,188
SFR Group, Term Loan	4.27	1/14/25	1,221,938	[b]	1,232,880
Sinclair Television Group, Tranche B Term Loan	3.25	1/3/24	762,261	[b]	764,643
Townsquare Media, Initial Term Loan	4.30	4/1/22	2,000,000	[b]	2,015,000
Tribune Media Company, Tranche C Term Loan	4.04	1/26/24	3,300,000	[b]	3,337,125
Univar USA, Tranche B-2 Term Loan	3.79	7/1/22	4,106,630	[b]	4,128,026
Virgin Media Finance, Facility I Loan	3.75	1/31/25	2,300,000	[b]	2,312,616
				59,171,228
Consumer Staples - 1.8%
Albertson's, Term B-4 Loan	4.00	8/25/21	1,496,250	[b]	1,516,434
Albertson's, Term B-6 Loan	4.25	6/22/23	3,599,627	[b]	3,656,105
Hostess Brands, First Lien Refinancing Term B Loan	4.05	8/3/22	1,237,500	[b]	1,254,980
Pinnacle Foods Finance, Tranche B Term Loan	3.03	1/30/24	3,723,500	[b]	3,747,535
Prestige Brands, Tranche B-4 Term Loan	3.79	1/20/24	3,425,000	[b]	3,473,155
				13,648,209
Containers & Glass Products - .8%
Ardagh Holdings USA, Term Loan	4.01	12/17/19	1,218,729	[b]	1,224,445
Charter Nex US Holdings, First Lien Initial Term Loan	5.30	2/7/22	987,585	[b]	992,834

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Containers & Glass Products - .8% (continued)
Dunn Paper, First Lien Initial Term Loan	5.75	9/28/22	778,370	[b,d]	782,261
Fort Dearborn Holding Company , Tranche B Term Loan	5.00	10/6/23	725,000	[b]	734,516
Kloeckner Pentaplast of America, Initial Term Loan	4.28	4/28/20	766,791	[b]	775,179
Kloeckner Pentaplast of America, Initial Term Loan	4.28	4/28/20	1,794,290	[b]	1,813,920
				6,323,155
Cosmetics/Toiletries - .2%
Revlon Consumer Products, Initial Term B Loan	4.55	7/21/23	1,760,588	[b]	1,774,206
Ecological Services & Equipment - 1.6%
Advanced Disposal Services, Tranche B Term Loan	3.79	11/10/23	2,515,800	[b]	2,544,631
EnergySolutions, Advance Term Loan	6.80	5/22/20	3,128,938	[b]	3,160,227
GFL Environmental, Tranche B Term Loan	3.75	9/27/23	1,820,438	[b]	1,831,251
Granite Acquisition, Second Lien Term B Loan	8.25	10/14/22	500,000	[b]	486,160
Granite Acquisition, Term B Loan	5.00	10/15/21	3,661,242	[b]	3,704,720
Granite Acquisition, Term B Loan	5.00	10/15/21	164,382	[b]	166,334
				11,893,323
Electronics & Electrical Equipment - 3.1%
Avast Software, Initial Term Loan	5.00	8/3/22	2,690,937	[b]	2,735,930
Compuware, Second Lien Term Loan	9.25	12/9/22	1,204,805	[b]	1,212,336
Dell International, Tranche B Term Loan	4.30	6/2/23	7,231,875	[b]	7,289,260
Oberthur Technologies Of America, Facility B-1 Loan	4.70	12/15/23	238,487	[b]	241,245
Oberthur Technologies Of America, Facility B-2 Loan	3.75	12/14/23	386,513	[b]	390,983
ON Semiconductor, Term Loan	4.25	3/31/23	698,250	[b]	706,290
Rackspace Hosting, First Lien Tranche B Term Loan	4.50	10/26/23	2,875,000	[b]	2,911,239
Rocket Software, First Lien Term Loan	5.25	10/11/23	3,291,750	[b]	3,343,875
Rocket Software, Second Lien Term Loan	10.52	10/11/24	575,000	[b]	584,347
RP Crown Parent, Initial Term Loan	4.52	9/22/23	3,790,000	[b]	3,833,244
Vantiv, Tranche B Term Loan	3.52	6/11/21	600,000	[b]	608,250
				23,856,999
Energy - .5%
Expro Finservices, Initial Term Loan	5.80	8/12/21	2,850,000	[b]	2,329,277

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Energy - .5% (continued)
MEG Energy, Initial Term Loan	4.54	12/31/23	1,500,000	[b]	1,511,633
				3,840,910
Equipment Leasing - .5%
Neff Rentals, Second Lien Closing Date Loan	7.30	5/21/21	3,400,822	[b]	3,405,073
Financial Intermediaries - 3.9%
Affinion Group, Initial Second Lien Term Loan	8.50	10/31/18	139,186	[b]	136,601
Affinion Group, Tranche B Term Loan	6.75	10/9/16	2,182,092	[b]	2,181,753
Armor Holding II, First Lien Term Loan	5.75	6/26/20	475,889	[b]	477,673
Avolon TLB Borrower 1, Tranche B Term Loan	3.50	1/20/22	4,600,000	[b]	4,686,549
Bats Global Markets, Incremental Term Loan	4.13	6/20/23	3,524,615	[b]	3,530,484
Harland Clarke Holdings, Term B-4 Loan	7.03	8/30/19	2,522,085	[b]	2,529,248
Harland Clarke Holdings, Tranche B-5 Term Loan	7.00	12/31/19	1,425,000	[b]	1,441,630
HUB International, Initial Term Loan	4.01	9/18/20	3,411,192	[b]	3,443,394
Ion Trading Finance, First Lien Tranche B-1 Term Loan	4.29	6/10/21	1,050,243	[b]	1,054,512
Ion Trading Finance, Term B Loan	4.25	6/10/21	1,226,925	[b]	1,317,677
Lonestar Intermediate Super Holdings, Term Loan	10.05	8/10/21	1,616,216	[b]	1,692,986
Sedgwick Claims Management Services, First Lien Term Loan	3.80	2/11/21	1,662,181	[b]	1,670,076
Sedgwick Claims Management Services, Second Lien Term Loan	6.80	2/11/22	1,250,000	[b]	1,258,338
Sedgwick Claims Management Services, Term Loan	5.26	2/28/21	1,069,625	[b]	1,080,327
SS & C Technologies, Term B-1 Loan	4.26	6/29/22	763,332	[b]	768,442
SS & C Technologies, Term B-2 Loan	4.26	6/29/22	73,254	[b]	73,745
York Risk Services Holding, Initial Term Loan	4.75	10/1/21	2,437,850	[b]	2,386,045
				29,729,480
Financials - 1.7%
Alliant Holdings I, Term Loan	4.54	7/27/22	3,000,000	[b]	3,032,580
Asurion, Tranche B-2 Term Loan	4.22	7/8/20	2,175,176	[b]	2,202,594
Asurion, Tranche B-4 Term Loan	4.28	8/4/22	1,486,875	[b]	1,507,438
Delos Finance, Term Loan	3.28	10/6/23	1,975,000	[b]	1,996,192
SAI Global CIS, First Lien Initial Term Loan	5.50	12/6/23	475,000	[b]	484,500
TKC Holdings, First Lien Initial Term Loan	4.77	1/31/23	2,810,000	[b]	2,837,510

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Financials - 1.7% (continued)
TKC Holdings, Second Lien Term Loan	8.52	1/31/24	1,050,000	[b]	1,056,893
				13,117,707
Food & Drug Retail - .1%
Smart & Final Stores, First Lien Term Loan	4.29	11/15/19	775,000	[b]	771,489
Food Products - .9%
Del Monte Foods, Second Lien Initial Term Loan	8.30	7/26/21	1,000,000	[b]	724,170
JBS USA, Tranche B Term Loan	3.28	10/30/22	3,800,000	[b]	3,826,923
NBTY, Dollar Term B Loan	5.03	4/26/23	2,388,000	[b]	2,407,402
				6,958,495
Food Service - 1.3%
Acosta, Tranche B-1 Term Loan	4.28	9/26/21	1,230,918	[b]	1,204,952
Advantage Sales & Marketing, First Lien Initial Term Loan	4.28	7/21/21	3,788,429	[b]	3,778,371
Advantage Sales & Marketing, Second Lien Initial Term Loan	7.54	7/21/22	818,708	[b]	802,674
Burger King, Facility B2 Term Loan	3.80	12/10/21	1,569,776	[b]	1,571,267
Checkout Holding, First Lien Term B Loan	4.51	4/3/21	1,462,500	[b]	1,327,219
FOCUS Brands, First Lien Term Loan	5.01	10/5/23	868,458	[b]	881,754
				9,566,237
Health Care - 4.7%
Capsugel Holdings, Term Loan	4.00	7/31/21	2,723,357	[b]	2,733,012
Catalent Pharma Solutions, Dollar Term Loan	3.75	5/7/21	1,692,876	[b]	1,715,806
Change Healthcare Holdings, Tranche B Term Loan	3.75	2/3/24	3,050,000	[b]	3,068,117
CHG Healthcare Services, First Lien Term Loan	4.80	5/19/23	2,158,688	[b]	2,190,258
DPX Holdings, Incremental EURO Term Loan	4.50	3/11/21	353,652	[b]	380,813
DPX Holdings, Term Loan	4.30	1/22/21	4,111,858	[b]	4,137,557
HCA, Tranche B-6 Term Loan	4.25	3/1/23	1,910,563	[b]	1,928,073
HCA, Tranche B-7 Term Loan	3.79	2/5/24	997,500	[b]	1,001,241
Mallinckrodt International Finance, Term Loan	3.49	3/5/21	3,283,506	[b]	3,293,077
MPH Acquisition Holdings, Initial Term Loan	5.05	5/25/23	2,493,345	[b]	2,535,645
NVA Holdings, First Lien Incremental Term B-1 Loan	5.55	8/14/21	157,443	[b]	157,837
NVA Holdings, Second Lien Term Loan	8.01	8/14/22	275,000	[b]	279,125

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Health Care - 4.7% (continued)
Onex Carestream Finance, First Lien Term Loan	5.05	6/7/19	308,165	[b]	297,995
Onex Carestream Finance, Second Lien Term Loan	9.55	12/5/19	1,436,018	[b]	1,222,109
Pharmaceutical Product Development, Term Loan	4.29	8/5/22	3,918,086	[b]	3,947,158
RPI Finance Trust, Tranche B5 Term Loan	3.52	10/14/22	1,753,538	[b]	1,775,641
Siemens Audiology Solutions, Facility B4-Term Loan	4.25	1/17/22	1,473,806	[b]	1,489,768
Team Health Holdings, Term Loan	3.75	1/12/24	1,650,000	[b]	1,647,426
Valeant Pharmaceuticals International, Series A-3 Tranche A Term Loan	4.75	10/20/18	512,298	[b]	513,620
Valeant Pharmaceuticals International, Series C-2 Tranche B Term Loan	5.50	12/11/19	1,630,644	[b]	1,640,714
				35,954,992
Home Furnishing - .3%
PTL Acquisition, Initial Tranche B Term Loan	4.00	4/13/23	2,344,125	[b]	2,370,989
Industrial Equipment - 1.8%
Dynacast International, First Lien Tranche B-1 Term Loan	4.50	1/28/22	744,318	[b]	753,622
Filtration Group, Delayed Draw Term Loan	4.25	11/21/20	615,088	[b]	618,742
Filtration Group, First Lien Initial Term Loan	4.28	11/13/20	2,999,667	[b]	3,029,664
Gardner Denver, Initial Term Loan	4.28	7/23/20	1,979,769	[b]	1,979,026
Lineage Logistics, Term Loan	4.51	3/31/21	4,269,184	[b]	4,261,179
Navios Maritime Partners, Term Loan	5.50	6/15/20	1,278,132	[b]	1,277,333
XPO Logistics, Refinanced Term Loan	4.30	10/30/21	1,806,286	[b]	1,825,063
				13,744,629
Industrials - 3.3%
Accudyne Industries, Refinancing Term Loan	4.03	12/15/19	2,698,389	[b]	2,583,707
American Airlines, Term B Loan	3.49	12/9/23	1,727,500	[b]	1,738,763
C.H.I. Overhead Doors, First Lien Initial Term Loan	4.78	7/29/22	947,607	[b]	949,583
Electro Rent Corporation, Tranche B Term Loan	6.03	1/23/24	3,025,000	[b]	3,089,281
Forterra Finance, Senior Lien Term Loan	4.54	10/20/23	2,618,437	[b]	2,651,495
PODS, Tranche B-2 Term Loan	4.29	2/2/22	595,440	[b]	599,286
Prime Security Services Borrower, Tranche B Term Loan	4.25	5/2/22	3,642,500	[b]	3,682,731
Quikrete Holdings, Tranche B Term Loan	4.29	11/3/23	2,200,000	[b]	2,229,909
Sedgwick Claims Management Services, Second Lien Term Loan	6.75	2/28/22	1,000,000	[b]	1,006,565

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Industrials - 3.3% (continued)
ServiceMaster Company, Tranche B Term Loan	3.53	11/3/23	2,400,000	[b]	2,429,256
Travelport Finance, Tranche C Term Loan	4.26	9/2/21	2,869,225	[b]	2,894,632
Weight Watchers International, Initial Tranche B-2 Term Loan	4.25	4/2/20	1,550,000	[b]	1,369,162
				25,224,370
Information Technology - 3.3%
Compuware Corporation, Tranche B-3 Term Loan	5.28	12/15/21	2,250,000	[b]	2,255,906
First Data Corporation, Term Loan	4.02	3/24/21	3,952,413	[b]	3,994,091
First Data Corporation, Term Loan	4.05	7/8/22	3,699,715	[b]	3,733,012
Global Eagle Entertainment, Initial Term Loan	7.01	12/22/22	3,550,000	[b]	3,555,928
Greeneden US Holdings II, Tranche B-1 Term Loan	5.04	12/1/23	4,130,000	[b]	4,188,274
Harland Clarke Holdings, Tranche B6 Term Loan	6.53	2/4/22	1,176,696	[b]	1,186,992
Optiv, Second Lien Term Loan	8.28	1/13/25	275,000	[b]	279,469
Optiv, Term Loan	4.28	1/13/24	450,000	[b]	453,656
Press Ganey Holdings, Term Loan	4.29	9/29/23	2,250,000	[b]	2,258,438
Sophia, Tranche B Term Loan	4.26	9/30/22	2,826,057	[b]	2,840,187
				24,745,953
Leisure Goods/Activities/Movies - 2.6%
Alpha Topco, Facility B3 Term Loan	4.78	7/30/21	3,366,348	[b]	3,381,312
Alpha Topco, First Lien Term Loan	7.78	7/29/22	1,000,000	[b]	1,005,805
Centerplate, Tranche A Term Loan	4.80	11/27/19	2,834,632	[b]	2,834,632
Delta 2, Term Loan	4.25	2/24/24	1,713,784	[b]	1,721,162
Deluxe Entertainment Services Group, Initial Term Loan	6.55	2/25/20	3,357,496	[b]	3,361,693
KFC Holding, Tranche B Term Loan	3.75	6/2/23	945,250	[b]	959,136
Lions Gate Entertainment, Tranche B Term Loan	3.77	10/13/23	1,320,000	[b]	1,332,995
Tech Finance & Co., US Term Loans	5.00	7/11/20	1,214,549	[b]	1,232,160
William Morris Endeavor Entertainment, First Lien Term Loan	5.29	3/19/21	3,724,609	[b]	3,744,797
				19,573,692
Lodging & Casinos - .2%
American Casino & Entertainment Properties, Term Loan	4.28	7/7/22	764,661	[b]	772,625
Boyd Gaming, Term B Loan	4.04	8/14/20	150,098	[b]	151,099

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Lodging & Casinos - .2% (continued)
Hilton Worldwide Finance, Initial Term Loan	3.55	9/23/20	83,345	[b]	84,054
MGM Growth Properties, Tranche B Term Loan	3.79	4/7/23	387,075	[b]	391,066
Station Casinos, Tranche B Facility Loan	4.05	5/25/23	373,125	[b]	375,507
				1,774,351
Materials - 3.1%
Berry Plastics Corporation, Tranche I Term Loan	3.54	10/1/22	4,017,992	[b]	4,051,361
Bway Holding Company, Initial Term Loan	4.80	8/14/23	5,184,492	[b]	5,197,038
Duke Finance, Term Loan	6.03	2/16/24	3,500,000	[b]	3,530,625
Huntsman International, Term B Loan	4.04	4/1/23	1,488,769	[b]	1,508,004
Kraton Polymers, Term Loan	5.01	1/6/22	2,523,256	[b]	2,559,894
Macdermid, Tranche B-5 Term Loan	4.55	6/7/20	1,345,957	[b]	1,365,305
Reynolds Group Holdings, Incremental Term Loan	4.03	2/4/23	2,394,000	[b]	2,416,875
Solenis International, First Lien Term Loan	4.28	7/31/21	503,183	[b]	506,328
TricorBraun Holdings, Delayed Draw Term Loan	4.80	11/30/23	227,273	[b]	230,043
TricorBraun Holdings, Term Loan	4.80	11/29/23	2,272,727	[b]	2,300,432
				23,665,905
Nonferrous Metals/Minerals - 1.0%
Global Brass and Copper, Initial Term Loan	5.25	6/16/23	922,688	[b]	937,081
Oxbow Carbon, Second Lien Initial Term Loan	8.04	1/18/20	1,600,000	[b]	1,607,000
Peabody Energy Corporation, Term Loan	5.50	2/8/22	2,175,000	[b]	2,200,143
Safway Group Holding, Initial Term Loan	5.75	8/4/23	3,112,200	[b]	3,156,938
				7,901,162
Oil & Gas - 1.4%
Brand Energy & Infrastructure Services, Initial Term Loan	4.80	11/20/20	3,662,470	[b]	3,672,011
California Resources, Term Loan	11.38	12/31/21	5,000,000	[b]	5,654,175
Gavilan Resources, Second Lien Term Loan	6.50	2/24/24	1,250,000	[b]	1,253,125
				10,579,311
Publishing - 2.0%
Getty Images, Initial Term Loan	4.75	10/18/19	483,627	[b]	432,242
Information Resources, First Lien Initial Term Loan	5.25	12/20/23	480,000	[b]	486,977
Information Resources, Second Lien Term Loan	9.25	12/20/24	1,295,000	[b]	1,292,837

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Publishing - 2.0% (continued)
Laureate Education, Term Loan		8.55	3/17/21	1,163,833	[b]	1,177,031
Polyconcept North America Holdings, First Lien Term Loan		6.30	8/10/23	1,875,300	[b,d]	1,897,579
Pre-Paid Legal Services, First Lien Term Loan		6.50	7/1/19	1,418,558	[b]	1,428,311
Redtop Acquisitions, First Lien Initial Euro Term Loan	EUR	4.75	12/22/20	1,000,000	[b]	1,078,888
SESAC Holdco II, Term Loan		4.25	2/13/24	2,250,000	[b]	2,257,031
Springer Science & Business Media, Initial Term B-10 Loan	EUR	4.75	6/15/20	2,992,500	[b]	3,209,488
Trader Corporation, Term Loan		5.00	8/9/23	1,733,333	[b]	1,744,894
					15,005,278
Radio & Television - 1.8%
AVSC Holding, First Lien Initial Term Loan		4.55	1/22/21	4,081,931	[b]	4,098,524
CBS Radio, Tranche B Term Loan		4.52	10/6/23	679,245	[b]	686,598
Creative Artists Agency, Tranche B Term Loan		4.50	2/10/24	5,000,000	[b]	5,059,400
MTL Publishing, Tranche B-4 Term Loan		3.78	8/22/22	2,521,879	[b]	2,538,435
Univision Communications, 2013 Incremental Term Loan		4.05	3/1/20	1,178,083	[b]	1,183,567
					13,566,524
Retailers - 2.2%
99 Cents Only Stores, Tranche B-2 Term Loan		4.51	1/11/19	908,893	[b]	777,480
Academy Sports, Initial Term Loan		5.00	6/22/16	837,511	[b]	670,009
Dollar Tree, Term B-2 Loan		4.25	3/9/22	2,500,000	[b]	2,548,962
Floor & Decor Outlets of America, Initial Term Loan		5.25	9/29/23	1,072,313	[b]	1,076,334
Harbor Freight Tools USA, Initial Term Loan		4.30	8/16/23	1,492,500	[b]	1,496,321
Hudson's Bay, Term B Loan		4.75	8/12/22	1,198,157	[b]	1,179,687
Leslie's Poolmart, Tranche B Term Loan		5.31	8/9/23	4,211,462	[b]	4,233,278
Michaels Stores, Term B-1 Loan		3.75	1/30/23	957,148	[b]	956,205
Neiman Marcus Group, Term Loan		4.25	10/25/20	263,859	[b]	213,516
PetSmart, Tranche B-2 Term Loan		4.02	3/11/22	3,678,641	[b]	3,630,727
					16,782,519
Surface Transport - 2.2%
Commercial Barge Line Company, Term B Loan		9.79	11/6/20	1,106,875	[b]	1,056,147
IBC Capital, First Lien Initial Term Loan		4.75	8/5/21	2,954,981	[b]	2,915,591

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Surface Transport - 2.2% (continued)
IBC Capital, Second Lien Term Loan		8.00	9/9/22	1,570,000	[b]	1,491,500
Kenan Advantage, Initial Canadian Term Loan		4.03	7/22/22	861,569	[b]	864,533
Kenan Advantage, Initial U.S. Term Loan		4.03	7/22/22	2,833,345	[b]	2,843,091
Omnitracs, First Lien Term Loan		4.80	10/29/20	2,429,963	[b]	2,459,208
OSG Bulk Ships, First Lien Term Loan		5.28	7/22/19	1,581,001	[b]	1,569,143
Scandlines, Facility B Term Loan	EUR	4.50	11/4/20	837,308	[b]	904,470
V Ships USA, Tranche B Term Loan		4.00	1/27/24	1,250,000	[b]	1,255,081
Vouvray US Finance, First Lien Initial Term Loan		5.00	6/25/21	977,444	[b]	977,444
					16,336,208
Telecommunications - 5.9%
Asurion, Second Lien Term Loan		8.53	2/19/21	3,550,000	[b]	3,607,687
Asurion, Term B-5 Loan		4.78	10/31/23	2,244,375	[b]	2,277,244
Avaya, DIP Loan		8.54	1/23/18	1,675,000	[b]	1,734,563
Birch Communications, Term Loan		8.28	7/17/20	341,978	[b]	313,338
Cincinnati Bell, Tranche B Term Loan		4.05	9/10/20	1,564,466	[b]	1,582,066
Consolidated Communications, Term Loan		4.01	10/5/23	3,718,875	[b]	3,748,421
Equinix, Tranche B Term Loan	EUR	3.25	12/7/23	1,500,000	[b]	1,616,418
FairPoint Communications, Term Loan		7.50	2/14/19	3,378,511	[b]	3,424,965
Frontier Communications, Initial Term Loan		3.00	3/31/21	235,010	[b]	229,503
Integra Telecom Holdings, Term B-1 Loan		5.29	8/14/20	1,569,366	[b]	1,573,784
IPC, First Lien Term B-1 Loan		5.54	8/6/21	1,467,132	[b]	1,375,437
Masergy Holdings, First Lien Tranche B Term Loan		5.50	12/14/23	500,000	[b]	508,750
Masergy Holdings, Second Lien Initial Term Loan		9.50	12/14/24	1,425,000	[b]	1,446,375
Radiate Holdco, Term Loan		4.03	12/9/23	3,050,000	[b]	3,078,594
Riverbed Technology, First Lien Term Loan		4.25	4/25/22	3,271,670	[b]	3,303,487
Sable International Finance, Tranche B-1 Term Loan		5.80	12/2/22	2,975,000	[b]	3,026,140
Sprint Communications, Term Loan		3.25	1/31/24	3,500,000	[b]	3,511,252
Transaction Network Services, First Lien Initial Term Loan		5.05	2/15/20	119,175	[b]	120,403
Transaction Network Services, Second Lien Initial Term Loan		9.04	8/14/20	2,124,021	[b]	2,110,746

Floating Rate Loan Interests - 81.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Telecommunications - 5.9% (continued)
West Corporation, Tranche B-12 Refinanced Term Loan	3.49	6/17/23	2,388,015	[b]	2,400,254
West Corporation, Tranche B-14 Refinanced Term Loan	3.49	6/17/21	995,006	[b]	1,000,394
Zayo Group, Incremental Refinancing B-2 Term Loan	3.50	1/12/24	2,092,500	[b]	2,115,486
Zayo Group, Tranche B-3 Term Loan	2.50	1/19/24	1,007,500	[b]	1,018,567
				45,123,874
Utilities - 3.3%
Calpine, Term B5 Loan	3.75	5/20/22	1,477,500	[b]	1,487,111
Calpine, Term Loan	3.75	1/15/23	247,500	[b]	249,124
CommScope, Term Loan	3.53	12/29/22	1,728,125	[b]	1,747,566
Dayton Power & Light, Term Loan	4.30	8/19/22	585,000	[b]	591,947
Dynegy, Tranche C Term Loan	4.29	6/27/23	3,075,000	[b]	3,111,731
Murray Energy, Term B-2 Loan	8.27	4/9/20	5,897,984	[b]	5,835,318
NRG Energy, Term Loan	3.28	6/14/23	2,238,750	[b]	2,249,541
Sandy Creek Energy Associates, Term Loan	5.03	11/6/20	3,492,080	[b]	2,928,982
TEX Operations Company, Initial Term C Loan	5.00	8/4/23	546,093	[b]	549,369
TEX Operations Company, Initial Term Loan	5.00	8/4/23	2,394,407	[b]	2,408,774
TPF II Power, Term Loan	5.05	9/29/21	3,848,584	[b]	3,891,592
				25,051,055
Total Floating Rate Loan Interests (cost $615,237,557)			616,951,731
Common Stocks - 2.2%			Shares		Value ($)
Exchange-Traded Funds - 2.2%
iShares iBoxx $ High Yield Corporate Bond ETF			77,000		6,798,330
PowerShares Senior Loan Portfolio			427,000		9,978,990
Total Common Stocks (cost $16,661,880)			16,777,320

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment - 16.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $126,317,098)	126,317,098	[e] 126,317,098
Total Investments (cost $825,134,197)	109.0%	828,206,252
Liabilities, Less Cash and Receivables	(9.0%)	(68,098,856)
Net Assets	100.0%	760,107,396

ETF—Exchange-Traded Fund

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro

b Variable rate security—rate shown is the interest rate in effect at period end.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $39,725,371 or 5.23% of net assets.
d The fund held Level 3 securities at February 28, 2017, these securities were valued at $6,045,836 or .8% of net assets.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Bank Loans	81.2
Money Market Investment	16.6
Corporate Bonds	7.3
Common Stocks	2.2
Asset-Backed	1.7
109.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	698,817,099	701,889,154
Affiliated issuers	126,317,098	126,317,098
Cash		4,807,886
Cash denominated in foreign currency	11,441	11,410
Receivable for investment securities sold		5,048,138
Interest receivable		3,890,470
Receivable for shares of Common Stock subscribed		2,212,805
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		26,728
Prepaid expenses		45,382
		844,249,071
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		387,757
Payable for investment securities purchased		83,031,864
Payable for shares of Common Stock redeemed		568,893
Accrued expenses		153,161
		84,141,675
Net Assets ($)		760,107,396
Composition of Net Assets ($):
Paid-in capital		778,340,018
Accumulated undistributed investment income—net		1,999,236
Accumulated net realized gain (loss) on investments		(23,303,460)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		3,071,602
Net Assets ($)		760,107,396

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	14,637,470	3,120,082	25,391,140	716,958,704
Shares Outstanding	1,200,649	256,422	2,086,365	58,980,689
Net Asset Value Per Share ($)	12.19	12.17	12.17	12.16

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2017 (Unaudited)

Investment Income ($):
Income:
Interest	12,803,624
Dividends:
Unaffiliated issuers	58,251
Affiliated issuers	139,984
Total Income	13,001,859
Expenses:
Management fee—Note 3(a)	1,846,853
Registration fees	57,913
Professional fees	51,178
Shareholder servicing costs—Note 3(c)	28,816
Directors’ fees and expenses—Note 3(d)	21,266
Custodian fees—Note 3(c)	16,524
Distribution fees—Note 3(b)	9,835
Prospectus and shareholders’ reports	7,285
Loan commitment fees—Note 2	6,549
Miscellaneous	130,468
Total Expenses	2,176,687
Less—reduction in expenses due to undertaking—Note 3(a)	(3,859)
Less—reduction in fees due to earnings credits—Note 3(c)	(74)
Net Expenses	2,172,754
Investment Income—Net	10,829,105
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	268,994
Net realized gain (loss) on forward foreign currency exchange contracts	1,091,639
Net Realized Gain (Loss)	1,360,633
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,653,464
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	18,241
Net Unrealized Appreciation (Depreciation)	4,671,705
Net Realized and Unrealized Gain (Loss) on Investments	6,032,338
Net Increase in Net Assets Resulting from Operations	16,861,443

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	10,829,105	20,328,817
Net realized gain (loss) on investments	1,360,633	(19,145,146)
Net unrealized appreciation (depreciation) on investments	4,671,705	9,635,237
Net Increase (Decrease) in Net Assets Resulting from Operations	16,861,443	10,818,908
Distributions to Shareholders from ($):
Investment income—net:
Class A	(187,527)	(296,459)
Class C	(36,013)	(50,252)
Class I	(316,742)	(449,533)
Class Y	(10,107,416)	(20,561,835)
Total Distributions	(10,647,698)	(21,358,079)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,841,210	1,781,327
Class C	1,296,358	2,104,044
Class I	22,874,593	17,270,859
Class Y	261,611,465	128,060,167
Distributions reinvested:
Class A	177,128	284,561
Class C	34,637	47,028
Class I	262,210	256,498
Class Y	3,904,519	8,384,636
Cost of shares redeemed:
Class A	(2,729,570)	(2,500,994)
Class C	(191,694)	(1,004,639)
Class I	(10,804,485)	(14,612,027)
Class Y	(35,968,944)	(135,458,915)
Increase (Decrease) in Net Assets from Capital Stock Transactions	250,307,427	4,612,545
Total Increase (Decrease) in Net Assets	256,521,172	(5,926,626)
Net Assets ($):
Beginning of Period	503,586,224	509,512,850
End of Period	760,107,396	503,586,224
Undistributed investment income—net	1,999,236	1,817,829

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	812,993	149,914
Shares issued for distributions reinvested	14,652	23,952
Shares redeemed	(224,737)	(212,586)
Net Increase (Decrease) in Shares Outstanding	602,908	(38,720)
Class C
Shares sold	107,270	177,894
Shares issued for distributions reinvested	2,870	3,982
Shares redeemed	(15,840)	(85,164)
Net Increase (Decrease) in Shares Outstanding	94,300	96,712
Class Ia
Shares sold	1,890,165	1,451,443
Shares issued for distributions reinvested	21,723	21,622
Shares redeemed	(891,964)	(1,235,985)
Net Increase (Decrease) in Shares Outstanding	1,019,924	237,080
Class Ya
Shares sold	21,609,681	10,777,628
Shares issued for distributions reinvested	324,210	707,357
Shares redeemed	(2,979,374)	(11,435,254)
Net Increase (Decrease) in Shares Outstanding	18,954,517	49,731

[a]During the period ended February 28, 2017, 159,384 Class Y shares representing $1,926,216 were exchanged for 159,168 Class I shares and during the period ended August 31, 2016, 151,852 Class Y shares representing $1,799,364 were exchanged for 151,720 Class I shares,

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended February 28, 2017	Year Ended August 31,
Class A Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.06	12.29	12.64	12.50
Investment Operations:
Investment income—net [b]	.21	.47	.48	.38
Net realized and unrealized gain (loss) on investments	.13	(.21)	(.33)	.05
Total from Investment Operations	.34	.26	.15	.43
Distributions:
Dividends from investment income—net	(.21)	(.49)	(.48)	(.29)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.21)	(.49)	(.50)	(.29)
Net asset value, end of period	12.19	12.06	12.29	12.64
Total Return (%)[c]	2.88[d]	2.23	1.28	3.39[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[e]	1.04	1.04	1.13[e]
Ratio of net expenses to average net assets	1.05[e]	1.04	1.04	1.03[e]
Ratio of net investment income to average net assets	3.52[e]	3.98	3.88	3.17[e]
Portfolio Turnover Rate	41.63[d]	66.45	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	14,637	7,210	7,824	4,402

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended February 28, 2017	Year Ended August 31,
Class C Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	12.28	12.63	12.50
Investment Operations:
Investment income—net[b]	.17	.38	.39	.28
Net realized and unrealized gain (loss) on investments	.13	(.22)	(.33)	.06
Total from Investment Operations	.30	.16	.06	.34
Distributions:
Dividends from investment income—net	(.17)	(.40)	(.39)	(.21)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.17)	(.40)	(.41)	(.21)
Net asset value, end of period	12.17	12.04	12.28	12.63
Total Return (%)[c]	2.53[d]	1.43	.47	2.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81[e]	1.84	1.84	1.98[e]
Ratio of net expenses to average net assets	1.80[e]	1.80	1.80	1.80[e]
Ratio of net investment income to average net assets	2.77[e]	3.22	3.11	2.40[e]
Portfolio Turnover Rate	41.63[d]	66.45	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	3,120	1,952	803	475

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.e Annualized.

See notes to financial statements.

	Six Months Ended February 28, 2017	Year Ended August 31,
Class I Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.05	12.28	12.62	12.50
Investment Operations:
Investment income—net[b]	.23	.50	.56	.43
Net realized and unrealized gain (loss) on investments	.12	(.20)	(.36)	.01
Total from Investment Operations	.35	.30	.20	.44
Distributions:
Dividends from investment income—net	(.23)	(.53)	(.52)	(.32)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.23)	(.53)	(.54)	(.32)
Net asset value, end of period	12.17	12.05	12.28	12.62
Total Return (%)	3.05[c]	2.49	1.58	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.81	.77	.85[d]
Ratio of net expenses to average net assets	.80[d]	.80	.77	.79[d]
Ratio of net investment income to average net assets	3.79[d]	4.22	4.19	3.40[d]
Portfolio Turnover Rate	41.63[c]	66.45	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	25,391	12,845	10,187	6,876

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended February 28, 2017	Year Ended August 31,
Class Y Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.03	12.27	12.63	12.50
Investment Operations:
Investment income—net[b]	.22	.51	.51	.36
Net realized and unrealized gain (loss) on investments	.15	(.22)	(.32)	.09
Total from Investment Operations	.37	.29	(.19)	.45
Distributions:
Dividends from investment income—net	(.24)	(.53)	(.53)	(.32)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.24)	(.53)	(.55)	(.32)
Net asset value, end of period	12.16	12.03	12.27	12.63
Total Return (%)	3.08[c]	2.54	1.56	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.76	.75	.86[d]
Ratio of net expenses to average net assets	.75[d]	.76	.75	.79[d]
Ratio of net investment income to average net assets	3.82[d]	4.27	4.14	3.41[d]
Portfolio Turnover Rate	41.63[c]	66.45	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	716,959	481,579	490,699	519,996

a  From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Floating Rate Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations	-	12,965,953	-	12,965,953
Corporate Bonds†	-	55,194,150	-	55,194,150
Exchange-Traded Funds	16,777,320	-	-	16,777,320
Floating Rate Loan Interests†	-	610,905,895	6,045,836	616,951,731
Registered Investment Company	126,317,098	-	-	126,317,098
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	26,728	-	26,728

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

At February 28, 2017, there were transfers between level 2 and level 3 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 8/31/2016	3,399,819
Realized gain (loss)	(77,740)
Change in unrealized appreciation (depreciation)	162,957
Purchases/issuances	7,583
Sales/dispositions	988,345
Transfers into Level 3†	6,045,836
Transfers out of Level 3†	2,504,274
Balance as of 2/28/2017	6,045,836
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/28/2017	162,957

† Transfers into or out of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs. The transfer out of Level 3 for the current period was due to an increase of observable inputs.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2017 were as follows:

Affiliated Investment Company	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 2/28/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	61,721,980	214,209,113	149,613,995	126,317,098	16.6

(e) Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 28, 2017, the Board declared a cash dividend of $.031, $.024, $.034 and $.034 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on March 1, 2017 (ex-dividend date), to shareholders of record as of the close of business on February 28, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $24,300,257 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016. The fund has $5,659,751 of short-term capital losses and $18,640,506 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2016 was as follows: ordinary income $21,358,079. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2016 through January 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $3,859 during the period ended February 28, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Alcentra serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended February 28, 2017, the Distributor retained $231 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2017, Class C shares were charged $9,835 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2017, Class A and Class C shares were charged $14,224 and $3,278, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2017, the fund was charged $1,400 for transfer agency services and $96 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $74.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2017, the fund was charged $16,524 pursuant to the custody agreement.

During the period ended February 28, 2017, the fund was charged $5,604 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $361,674, Distribution Plan fees $1,769, Shareholder Services Plan fees $3,382, custodian fees $19,503, Chief Compliance Officer fees $4,670 and transfer agency fees $567, which are offset against an expense reimbursement currently in effect in the amount of $3,808.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2017, amounted to $450,146,914 and $228,631,119, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At February 28, 2017, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended February 28, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at February 28, 2017:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation ($)
Sales:
Credit Suisse International
Euro,
Expiring
5/31/2017	13,886,000	14,801,532	14,774,804	26,728
Gross Unrealized Appreciation				26,728

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2017:

Average Market Value ($)
Forward contracts	16,650,298

At February 28, 2017, accumulated net unrealized appreciation on investments was $3,072,055, consisting of $7,430,467 gross unrealized appreciation and $4,358,412 gross unrealized depreciation.

At February 28, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Sub-Adviser the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also took into consideration that the fund’s yield performance was below the Performance Group and Performance Universe medians for two of the three one-year periods ended December 31. The Board considered the proximity of the fund’s performance and/or yield to the Performance Group and Performance Universe medians in certain periods when the performance and/or yield were below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index showing that the fund’s return was better than the return of the index in one of the three calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee at the Expense Group median, the fund’s actual management fee was slightly above the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into considered that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall absolute performance, but the Board expressed some concern with the fund’s relative performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

NOTES

For More Information

Dreyfus Floating Rate Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6240SA0217

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:                   /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    April 28, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    April 28, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)